UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 30, 2014

Bay Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-23090	52-1660951
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

2329 West Joppa Road, Suite 325, Lutherville, MD		21093
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (410) 494-2580

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends Item 9.01 of the Current Report on Form 8-K filed by Bay Bancorp, Inc. (the “Company”) on June 5, 2014 (the “Original Report”) in which the Company reported the completion of the acquisition of substantially all deposits and certain other liabilities and the purchase of certain assets of Slavie Federal Savings Bank (“Slavie”) by the Company’s bank subsidiary, Bay Bank, F.S.B., on May 30, 2014 (the “Slavie Acquisition”).  This Amendment provides (i) the historical financial statements required by Item 9.01(a) and (ii) the unaudited pro forma financial information required by Item 9.01(b) that were omitted from the Original Report in reliance on Item 9.01(a)(4) and Item 9.01(b)(2), respectively.  This Amendment does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.  All information contained in the Original Report is subject to updating and supplementing as provided in the Company’s reports filed with the Securities and Exchange Commission subsequent to the date on which the Original Report was filed.

Item 9.01.              Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The audited financial statements of Slavie as of and for the year ended December 31, 2013 and 2012, including the reports of its independent accounting firms, Stegman & Company for year ended December 31, 2013 and ParenteBeard LLC for the year ended December 31, 2012, and the unaudited financial statements of Slavie as of and for the three months ended March 31, 2014 and 2013 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(b)           Pro Forma Financial Information.

The pro forma effect of the Slavie Acquisition on the Company is described in the unaudited pro forma condensed combined balance sheet of the Company at March 31, 2014, the unaudited pro forma condensed combined statements of income of the Company for the three months ended March 31, 2014 and for the year ended December 31, 2013, and the notes thereto that are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d)           Exhibits.

The exhibits furnished with this report are listed in the Exhibit Index which immediately follows the signatures hereto, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY BANCORP, INC.

Dated: August 15, 2014	By:	/s/ Kevin B. Cashen
Kevin B. Cashen
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Purchase and Assumption Agreement, All Deposits, dated as of May 30, 2014, byand between Bay Bank, F.S.B. and the Federal Deposit Insurance Corporation*

23.1	Consent of Stegman & Company (filed herewith)

23.2	Consent of ParenteBeard LLC (filed herewith)

99.1	Press Release dated May 30, 2014*

99.2	Audited and unaudited consolidated financial statements (filed herewith)

99.3	Unaudited pro forma condensed combined financial statements (filed herewith)
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  *  Filed with the Original Filing.